BLACKROCK FUNDS II
BlackRock Secured Credit Portfolio
(the “Fund”)

Supplement dated April 27, 2016 to
the Prospectus dated January 28, 2016

Effective immediately, C. Adrian Marshall, CFA, Mitchell Garfin, CFA and Carly Wilson are the portfolio managers of the Fund, and the following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Secured Credit Portfolio — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
C. Adrian Marshall, CFA	2012	Managing Director of BlackRock, Inc.
Mitchell Garfin, CFA	2012	Managing Director of BlackRock, Inc.
Carly Wilson	2012	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. C. Adrian Marshall, CFA, Mitchell Garfin, CFA and Carly Wilson are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. C. Adrian Marshall, CFA, Mitchell Garfin, CFA and Carly Wilson are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
C. Adrian Marshall, CFA	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2013; Director of BlackRock, Inc. from 2007 to 2013; Vice President of BlackRock, Inc. from 2004 to 2007.
Mitchell Garfin, CFA	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.
Carly Wilson	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Director of BlackRock, Inc. since 2016; Vice President of BlackRock, Inc. from 2011 to 2016; Associate of BlackRock, Inc. from 2009 to 2010; Associate of R3 Capital from 2008 to 2009; Associate of Lehman Brothers from 2006 to 2008.

Shareholders should retain this Supplement for future reference.

PRO-SECCR-0416SUP